Exhibit 99.1

IMAX Corporation Announces Proposed Convertible Senior Notes Offering

New York—March 15, 2021—IMAX Corporation (NYSE: IMAX) (“IMAX”) today announced its intention to offer, subject to market and other conditions, $200,000,000 aggregate principal amount of convertible senior notes due 2026 (the “notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws. IMAX also expects to grant the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date the notes are first issued, up to an additional $30,000,000 principal amount of notes.

The notes will be senior unsecured obligations of IMAX, will accrue interest payable semi-annually in arrears and will mature on April 1, 2026, unless earlier repurchased, redeemed or converted. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. IMAX will settle conversions in cash or a combination of cash and IMAX’s common shares at its election. The notes will be redeemable, in whole or in part, for cash at IMAX’s option at any time, and from time to time, on or after April 6, 2024 and on or before the 40th scheduled trading day immediately before the maturity date, but only if the last reported sale price per common share exceeds 130% of the conversion price for a specified period of time. In addition, the notes will be redeemable, in whole and not in part, at IMAX’s option at any time in connection with certain changes in tax law. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

IMAX intends to use approximately $150 million of the net proceeds to repay outstanding indebtedness under its credit facility, and the remainder for working capital or other general corporate purposes.

In connection with the pricing of the notes, IMAX expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or their affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions are expected to cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the number of IMAX’s common shares underlying the notes. If the initial purchasers exercise their option to purchase additional notes, IMAX expects to enter into additional capped call transactions with the option counterparties. IMAX intends to fund the cost of entering into the capped call transactions described above with cash on hand. If the initial purchasers exercise their option to purchase additional notes, then IMAX intends to use additional cash on hand to fund the cost of entering into additional capped call transactions.

The capped call transactions are expected generally to reduce the potential dilution to IMAX’s common shares upon any conversion of the notes and/or offset any potential cash payments IMAX is required to make in excess of the principal amount of converted notes, as the case may be, upon conversion of the notes. If, however, the market price per common share, as measured under the terms of the capped call transactions, exceeds the cap price of the capped call transactions, there would nevertheless be dilution and/or there would not be an offset of such potential cash payments, in each case, to the extent that such market price exceeds the cap price of the capped call transactions.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to IMAX’s common shares and/or purchase common shares concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of IMAX’s common shares or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to IMAX’s common shares and/or purchasing or selling IMAX’s common shares or other securities in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes, or following any repurchase, redemption or early conversion of notes). This activity could also cause or avoid an increase or decrease in the market price of IMAX’s common shares or the notes, which could affect the ability to convert the notes, and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares, if any, and value of the consideration that noteholders will receive upon conversion of the notes.

The offer and sale of the notes and any common shares issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, or qualified by way of a prospectus in any province or territory of Canada. The notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws, and may not be offered or sold to persons located or resident in Canada except pursuant to an exemption from the prospectus requirements of applicable Canadian securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any common shares issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

About IMAX Corporation

IMAX, an innovator in entertainment technology, combines proprietary software, architecture and equipment to create experiences that take you beyond the edge of your seat to a world you’ve never imagined. Top filmmakers and studios are utilizing IMAX theaters to connect with audiences in extraordinary ways, and, as such, IMAX’s network is among the most important and successful theatrical distribution platforms for major event films around the globe.

IMAX is headquartered in New York, Toronto, and Los Angeles, with additional offices in London, Dublin, Tokyo, and Shanghai. As of December 31, 2020, there were 1,650 IMAX theater systems (1,562 commercial multiplexes, 12 commercial destinations, 76 institutional) operating in 84 countries and territories. Shares of IMAX China Holding, Inc., a subsidiary of IMAX Corporation, trade on the Hong Kong Stock Exchange under the stock code “HK.1970.”

IMAX®, IMAX® Dome, IMAX® 3D, IMAX® 3D Dome, Experience It In IMAX®, The IMAX Experience®, An IMAX Experience®, An IMAX 3D Experience®, IMAX DMR®, DMR®, IMAX nXos® and Films to the Fullest®, are trademarks and trade names of IMAX or its subsidiaries that are registered or otherwise protected under laws of various jurisdictions.

Forward-Looking Statements

This press release contains forward looking statements, including statements regarding the completion of the offering, the conversion terms of the notes, the expected amount and intended use of the net proceeds, the effects of entering into the capped call transactions described above and the entering into of additional capped call transactions and the funding of such transactions, in each case, that are based on IMAX management’s assumptions and existing information and involve certain risks and uncertainties which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. Important factors that could affect these statements include, but are not limited to, references to business and technology strategies and measures to implement strategies, competitive strengths, goals, expansion and growth of business, operations and technology, future capital expenditures (including the amount and nature thereof), plans and references to the future success of IMAX together with its consolidated subsidiaries (the “Company”) and expectations regarding the Company’s future operating, financial and technological results. These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with the expectations and predictions of the Company is subject to a number of risks and uncertainties, including, but not limited to, the impact of COVID-19 on the Company’s business, financial conditions and results of operations and on the businesses of our customers and exhibitor partners; risks associated with investments and operations in foreign jurisdictions and any future international expansion, including those related to economic, political and regulatory policies of local governments and laws and policies of the United States and Canada; risks related to the Company’s growth and operations in China; the performance of IMAX DMR® films; the signing of IMAX Theater System agreements; conditions, changes and developments in the commercial exhibition industry and broader entertainment industry, including both the in-home and out-of-home entertainment markets; risks related to currency fluctuations; the potential impact of increased competition in the markets within which the Company operates, including competitive actions by other companies; the failure to respond to change and advancements in entertainment technology; risks relating to consolidation among commercial exhibitors and movie studios; risks related to new business initiatives that may be presented to and pursued by the Company; risks related to cyber-security and data privacy; risks related to the Company’s inability to protect the Company’s intellectual property; general economic, market or business conditions; the failure to convert IMAX Theater System backlog into revenue; changes in laws or regulations; the failure to fully realize the projected cost savings and benefits from any of the Company’s restructuring initiatives; assumptions related to the foregoing; other risks outlined in our periodic filings with the SEC; and other factors, many of which are beyond the control of the Company. Consequently, all of the forward-looking statements made in this earnings release are qualified by these cautionary statements, and actual results or anticipated developments by the Company may not be realized, and even if substantially realized, may not have the expected consequences to, or effects on, the Company. These factors, other risks and uncertainties and financial details are discussed in IMAX’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

Investors: IMAX Corporation, New York Brett Harriss 212-821-0187 bharriss@IMAX.com	Media: IMAX Corporation, New York Mark Jafar 212-821-0102 mjafar@imax.com